Organization and Summary of Significant Accounting Policies	12 Months Ended
Jun. 30, 2013
Organization and Summary of Significant Accounting Policies

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

STRATTEC SECURITY CORPORATION designs, develops, manufactures and markets automotive access control products including mechanical locks and keys, electronically enhanced locks and keys, steering column and instrument panel ignition lock housings, latches, power sliding side door systems, power lift gate systems, power deck lid systems, door handles and related products for primarily North American automotive customers. We also supply global automotive manufacturers through a unique strategic relationship with WITTE Automotive of Velbert, Germany and ADAC Automotive of Grand Rapids, Michigan. Under this relationship, STRATTEC, WITTE and ADAC market the products of each company to global customers under the “VAST” brand name (as more fully described herein). During 2013, we acquired a 51 percent ownership interest in NextLock LLC, a newly formed joint venture which will introduce a new generation of biometric security products based upon the designs of Actuator Systems LLC, our partner and the owner of the remaining 49 percent interest. We anticipate shipment of new biometric security products to begin in the second half of our 2014 fiscal year through this new NextLock joint venture. STRATTEC products are shipped to customer locations in the United States, Canada, Mexico, Europe, South America, Korea and China, and we provide full service and aftermarket support for our products.

The accompanying consolidated financial statements reflect the consolidated results of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary, STRATTEC de Mexico, and its majority owned subsidiaries, ADAC-STRATTEC, LLC and STRATTEC POWER ACCESS LLC. STRATTEC SECURITY CORPORATION is located in Milwaukee, Wisconsin. STRATTEC de Mexico is located in Juarez, Mexico. ADAC-STRATTEC, LLC and STRATTEC POWER ACCESS LLC have operations in El Paso, Texas and Juarez, Mexico. Equity investments in Vehicle Access Systems Technology LLC (“VAST LLC”) and NextLock LLC for which we exercise significant influence but do not control and are not the primary beneficiary, are accounted for using the equity method. VAST LLC consists primarily of three wholly owned subsidiaries in China and one joint venture in Brazil. NextLock LLC is located in El Paso, Texas. We have only one reporting segment.

The significant accounting policies followed in the preparation of these financial statements, as summarized in the following paragraphs, are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

Principles of Consolidation and Presentation: The accompanying consolidated financial statements include the accounts of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary, and its majority owned subsidiaries. Equity investments for which STRATTEC exercises significant influence but does not control and is not the primary beneficiary are accounted for using the equity method. All significant inter-company transactions and balances have been eliminated.

New Accounting Standard: In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU” or “Update”) 2013-02, “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”, which adds new disclosure requirements for items reclassified out of accumulated other comprehensive income (“AOCI”). The Update is effective for annual reporting periods beginning after December 15, 2012 and requires that we present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of AOCI based on its source and the income statement line items affected by the reclassification. We do not expect these new disclosure requirements to have a significant impact on our Consolidated Financial Statements.

Fiscal Year: Our fiscal year ends on the Sunday nearest June 30. The years ended June 30, 2013, July 1, 2012 and July 3, 2011 are comprised of 52, 52 and 53 weeks, respectively.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses for the periods presented. These estimates and assumptions could also affect the disclosure of contingencies. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents: Cash and cash equivalents include all short-term investments with an original maturity of three months or less due to the short-term nature of the instruments. Excess cash balances are placed in a money market account at a high quality financial institution. As of June 30, 2013, $9.2 million of our $20.3 million cash and cash equivalents balance was held by our foreign subsidiaries in Mexico and is deemed to be permanently reinvested.

Derivative Instruments: We own and operate manufacturing operations in Mexico. As a result, a portion of our manufacturing costs are incurred in Mexican pesos, which causes our earnings and cash flows to fluctuate as a result of changes in the U.S. dollar / Mexican peso exchange rate. In January 2011 and August 2011, we entered into agreements with Bank of Montreal that provided for two weekly Mexican peso currency option contracts to cover a portion of our weekly estimated peso denominated operating costs. The contracts with Bank of Montreal expired June 28, 2013. The two weekly option contracts were for equivalent notional amounts. The contracts that were effective during fiscal 2011 and 2012 expired July 6, 2012, and provided for the purchase of Mexican pesos at a U.S. dollar / Mexican peso exchange rate of 11.85 if the spot rate at the weekly expiry date was below 11.85 or for the purchase of Mexican pesos at a U.S. dollar / Mexican peso exchange rate of 12.85 if the spot rate at the weekly expiry date was above 12.85. Additional contracts that were effective during fiscal 2013 expired June 28, 2013 and provided for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 12.40 if the spot rate at the weekly expiry date was below an average of 12.40 or for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 13.40 if the spot rate at the weekly expiry date was above an average of 13.40. Our objective in entering into these currency option contracts was to minimize our earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Mexican peso option contracts were not used for speculative purposes and were not designated as hedges. As a result, all currency option contracts were recognized in our accompanying consolidated financial statements at fair value and changes in the fair value of the currency option contracts were reported in current earnings as part of Other Income, net. The premiums paid and received under the weekly Mexican peso currency option contracts netted to zero. As a result, premiums related to the contracts did not impact our earnings. No Mexican peso currency option contracts were outstanding as of June 30, 2013.

The fair market value of all outstanding Mexican peso option contracts in the accompanying Consolidated Balance Sheets was as follows (thousands of dollars):

	June 30, 2013	July 1, 2012
Not Designated as Hedging Instruments:
Other current liabilities:
Mexican peso option contracts	$—	$(395)

The pre-tax effects of the Mexican peso option contracts on the accompanying Consolidated Statements of Income and Comprehensive Income (Loss) consisted of the following (thousands of dollars):

	Other Income, net
	June 30, 2013	July 1, 2012
Not Designated as Hedging Instruments:
Realized gain	$27	$18
Realized (loss)	$(39)	$(438)
Unrealized gain (loss)	$395	$(640)

Fair Value of Financial Instruments: The fair value of our cash and cash equivalents, accounts receivable, accounts payable, and borrowings under credit facility approximated book value as of June 30, 2013 and July 1, 2012. Fair Value is defined as the exchange price that would be received for an asset or paid for a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. There is an established fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. Level 1 – Quoted prices in active markets for identical assets or liabilities. These are typically obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2 – Inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly. These are typically obtained from readily-available pricing sources for comparable instruments. Level 3 – Unobservable inputs, where there is little or no market activity for the asset or liability. These inputs reflect the reporting entity’s own assumptions of the data that market participants would use in pricing the asset or liability, based on the best information available in the circumstances.

The following table summarizes our financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2013 and July 1, 2012 (thousands of dollars):

	June 30, 2013				July 1, 2012
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Rabbi Trust Assets:
Stock Index Funds:
Small Cap	$115	$—	$—	$115	$209	$—	$—	$209
Mid Cap	114	—	—	114	206	—	—	206
Large Cap	115	—	—	115	640	—	—	640
U.S. Treasury Securities	—	—	—	—	2,512	—	—	2,512
Cash and Cash Equivalents	1,193	—	—	1,193	806	—	—	806
Mexican peso option contracts	—	—	—	—	—	80	—	80
Total assets at fair value	$1,537	$—	$—	$1,537	$4,373	$80	$—	$4,453

Liabilities:
Mexican peso option contracts	$—	$—	$—	$—	$—	$475	$—	$475

The Rabbi Trust assets fund our supplemental executive retirement plan and are included in Other Current Assets in the accompanying Consolidated Balance Sheets. The Rabbi Trust assets are classified as Level 1 assets. Refer to discussion of Mexican peso option contracts under Derivative Instruments above. The fair value of the Mexican Peso option contracts are based on an option pricing model that considers the remaining term, current exchange rate and volatility of the underlying foreign currency base. There were no transfers between Level 1 and Level 2 assets during 2013.

Receivables: Receivables consist primarily of trade receivables due from Original Equipment Manufacturers in the automotive industry and locksmith distributors relating to our service and aftermarket sales. We evaluate the collectability of receivables based on a number of factors. An allowance for doubtful accounts is recorded for significant past due receivable balances based on a review of the past due items, general economic conditions and the industry as a whole.

Changes in the allowance for doubtful accounts were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision for Doubtful Accounts	Net (Write- Offs) Recoveries	Balance, End of Year
Year ended June 30, 2013	$500	$—	$—	$500
Year ended July 1, 2012	$400	$116	$(16)	$500
Year ended July 3, 2011	$400	$—	$—	$400

Inventories: Inventories are comprised of material, direct labor and manufacturing overhead, and are stated at the lower of cost or market using the first-in, first-out (“FIFO”) cost method of accounting. Inventories consisted of the following (thousands of dollars):

	June 30, 2013	July 1, 2012
Finished products	$6,966	$5,313
Work in process	6,164	5,659
Purchased materials	12,682	11,564
	25,812	22,536
Excess and obsolete reserve	(1,500)	(1,300)
Inventories, net	$24,312	$21,236

We record a reserve for excess and obsolete inventory based on historical and estimated future demand and market conditions. The reserve level is determined by comparing inventory levels of individual materials and parts to historical usage and estimated future sales by analyzing the age of the inventory in order to identify specific materials and parts that are unlikely to be sold. Technical obsolescence and other known factors are also considered in evaluating the reserve level.

The activity related to the excess and obsolete inventory reserve was as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense		Amounts Written Off		Balance, End of Year
Year ended June 30, 2013	$1,300	$511	$	311	$	1,500
Year ended July 1, 2012	$1,200	$385	$	285	$	1,300
Year ended July 3, 2011	$1,418	$334	$	552	$	1,200

Customer Tooling in Progress: We incur costs related to tooling used in component production and assembly. Costs for development of certain tooling, which will be directly reimbursed by the customer whose parts are produced from the tool, are accumulated on the balance sheet and are then billed to the customer. The accumulated costs are billed upon formal acceptance by the customer of products produced with the individual tool. Other tooling costs are not directly reimbursed by the customer. These costs are capitalized and amortized over the life of the related product based on the fact that the related tool will be used over the life of the supply arrangement. To the extent that estimated costs exceed expected reimbursement from the customer we will recognize a loss.

Repair and Maintenance Supply Parts: We maintain an inventory of repair and maintenance supply parts in support of operations. This inventory includes critical repair parts for all production equipment as well as general maintenance items. The inventory of critical repair parts is required to avoid disruptions in our customers’ just-in-time production schedules due to a lack of spare parts when equipment break-downs occur. All required critical repair parts are on hand when the related production equipment is placed in service and maintained to satisfy the customer model life production and service requirements, which may be 12 to 15 years. As repair parts are used, additional repair parts are purchased to maintain a minimum level of spare parts inventory. Depending on maintenance requirements during the life of the equipment, excess quantities of repair parts arise. Excess quantities are kept on hand and are not disposed of until the equipment is no longer in service. A repair and maintenance supply parts reserve is maintained to recognize the normal adjustment of inventory for obsolete and slow moving supply and maintenance parts. The adequacy of the reserve is reviewed periodically in relation to the repair parts inventory balances. The gross balance of the repair and maintenance supply parts inventory was approximately $2.0 million at June 30, 2013 and $1.9 million at July 1, 2012. The repair and maintenance supply parts inventory balance is included in Other Current Assets in the accompanying Consolidated Balance Sheets.

The activity related to the repair and maintenance supply parts reserve was as follows (thousands of dollars):

	Balance, Beginning of Year		Provision Charged to Expense		Amounts Written Off		Balance, End of Year
Year ended June 30, 2013	$500	$	195	$	195	$	500
Year ended July 1, 2012	$695	$	200	$	395	$	500
Year ended July 3, 2011	$680	$	78	$	63	$	695

Intangibles: Intangible assets that have defined useful lives acquired in the purchase of the Delphi Power Products business in 2009 consist of patents, engineering drawings and software. The intangible assets balance is included in Other Long-term Assets in the accompanying Consolidated Balance Sheets.

The carrying value and accumulated amortization were as follows (thousands of dollars):

	June 30, 2013	July 1, 2012
Patents, engineering drawings and software	$890	$890
Less: accumulated amortization	(453)	(354)
	$437	$536

The remaining useful life of the intangible assets in the table above is approximately 4.4 years. Intangible amortization expense was $99,000 for each of the years ended June 30, 2013, July 1, 2012 and July 3, 2011. Intangible amortization expense is expected to be $99,000 in each of fiscal year 2014 through 2017 and $41,000 in fiscal 2018.

Property, Plant and Equipment:

Property, plant and equipment are stated at cost. Property, plant and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets as follows:

Classification	Expected Useful Lives
Land improvements	20 years
Buildings and improvements	20 to 35 years
Machinery and equipment	3 to 10 years

Property, plant and equipment consisted of the following (thousands of dollars):

	June 30, 2013	July 1, 2012
Land and improvements	$3,417	$2,809
Buildings and improvements	19,371	18,522
Machinery and equipment	140,649	130,683
	163,437	152,014
Less: accumulated depreciation	(112,022)	(105,684)
	$51,415	$46,330

Depreciation expense for the years ended June 30, 2013, July 1, 2012 and July 3, 2011 totaled approximately $7.4 million, $6.7 million and $6.5 million, respectively.

The gross and net book value of property, plant and equipment located outside of the United States, primarily in Mexico, were as follows (thousands of dollars):

	June 30, 2013	July 1, 2012
Gross book value	$70,809	$62,497
Net book value	$25,777	$20,434

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment recognized is measured by the excess of the carrying amount of the asset over the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less estimated costs to sell. There were no impairments recorded in the years ended June 30, 2013, July 1, 2012 or July 3, 2011.

Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Supplier Concentrations: The following inventory purchases were made from major suppliers during each fiscal year noted:

Fiscal Year	Percentage of Inventory Purchases	Number of Suppliers
2013	38%	7
2012	41%	14
2011	40%	11

We have long-term contracts or arrangements with most of our suppliers to guarantee the availability of raw materials and component parts.

Labor Concentrations: We had approximately 2,670 full-time associates of which approximately 225 or 8.4 percent were represented by a labor union at June 30, 2013. The associates represented by a labor union account for all production associates at our Milwaukee facility. The current contract with the unionized associates is effective through June 29, 2014.

Revenue Recognition: Revenue is recognized upon the shipment of products, which is when title passes, payment terms are final, we have no remaining obligations and the customer is required to pay. Revenue is recognized net of estimated returns and discounts, which is recognized as a deduction from revenue at the time of the shipment.

Research and Development Costs: Expenditures relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred. Research and development expenditures were approximately $1.3 million in 2013, $1.2 million in 2012, and $1.5 million in 2011.

Other Income, Net: Net other income included in the accompanying Consolidated Statements of Income and Comprehensive Income (Loss) primarily includes foreign currency transaction gains and losses, realized and unrealized gains and losses on Mexican peso option contracts and Rabbi Trust gains. Foreign currency transaction gains and losses resulted from activity associated with foreign denominated assets held by our Mexican subsidiaries. We entered into the Mexican peso currency option contracts to minimize earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Rabbi Trust funds our supplemental executive retirement plan. The investments held in the Trust are considered trading securities.

The impact of these items for the periods presented was as follows (thousands of dollars):

	June 30, 2013	Years Ended July 1, 2012	July 3, 2011
Foreign currency transaction (loss) gain	$(395)	$1,369	$(836)
Rabbi Trust gain	164	24	384
Unrealized (loss) gain on Mexican peso option contracts	395	(640)	245
Realized (loss) gain on Mexican peso option contracts, net	(12)	(420)	33
Other	177	249	394
	$329	$582	$220

Self Insurance Plans: We have self-insured medical and dental plans covering all eligible U.S. associates. The claims handling process for the self-insured plans are managed by a third party administrator. Stop-loss insurance coverage limits our liability on a per individual per calendar year basis. The per individual per calendar year stop-loss limit was $150,000 in each calendar year 2010 through 2013. Prior to January 1, 2011, each covered individual could receive up to $2 million in total benefits during his or her lifetime. Effective January 1, 2011, under Health Care Reform, there is no lifetime maximum for overall benefits.

The expected ultimate cost for claims incurred under the self-insured medical and dental plans as of the balance sheet date is not discounted and is recognized as an expense. The expected ultimate cost of claims is estimated based upon the aggregate liability for reported claims and an estimated liability for claims incurred but not reported, which is based on analysis of historical data, current trends and information available from our third-party administrator. The expected ultimate cost for claims incurred under the self-insured medical and dental plans that has not been paid as of the balance sheet date is included in the accrued payroll and benefits liabilities amount in our accompanying Consolidated Balance Sheets.

Changes in the balance sheet amounts for self-insured plans were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Payments	Balance, End of Year
Year ended June 30, 2013	$320	$3,948	$3,848	$420
Year ended July 1, 2012	$320	$4,148	$4,148	$320
Year ended July 3, 2011	$320	$3,077	$3,077	$320

Warranty Reserve: We have a warranty liability recorded related to our exposure to warranty claims in the event our products fail to perform as expected, and we may be required to participate in the repair costs incurred by our customers for such products. The recorded warranty liability balance involves judgment and estimates. Our liability estimate is based on an analysis of historical warranty data as well as current trends and information, including our customers’ recent extension of their warranty programs. In recent fiscal periods, our largest customers have extended their warranty protection for their vehicles and have since demanded higher warranty cost sharing arrangements from their suppliers, including STRATTEC. As a result of these actions, during 2012, and 2011 we increased our provision to cover these exposures. Moreover, in 2011, the warranty provision was increased by $1.15 million as a result of our share of the cost associated with a customer’s specific warranty claim involving our product. The current year warranty provision credit includes the impact of favorable adjustments for warranty claims settled during the year.

Changes in the warranty reserve were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged (Credited) to Expense	Payments	Balance, End of Year
Year ended June 30, 2013	$4,958	$(404)	$2,054	$2,500
Year ended July 1, 2012	$3,856	$2,050	$948	$4,958
Year ended July 3, 2011	$1,718	$2,807	$669	$3,856

Foreign Currency Translation: The financial statements of our foreign subsidiaries and equity investees are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and the average exchange rate for each applicable period for sales, costs and expenses. Foreign currency translation adjustments are included as a component of other accumulated comprehensive loss. Foreign currency transaction gains and losses are included in other income, net in the accompanying Consolidated Statement of Income and Comprehensive Income (loss).

Accumulated Other Comprehensive Loss: Accumulated other comprehensive loss is comprised of the following (thousands of dollars):

	June 30, 2013	July 1, 2012	July 3, 2011
Unrecognized pension and postretirement benefit liabilities, net of tax	$18,944	$31,762	$19,772
Foreign currency translation	3,268	3,995	1,978
	$22,212	$35,757	$21,750

Deferred taxes have not been provided for the foreign currency translation adjustments.

Accounting For Stock-Based Compensation: We maintain an omnibus stock incentive plan. This plan provides for the granting of stock options, shares of restricted stock and stock appreciation rights. The Board of Directors has designated 1,700,000 shares of common stock available for the grant of awards under the plan. Remaining shares available to be granted under the plan as of June 30, 2013 were 153,993. Awards that expire or are cancelled without delivery of shares become available for re-issuance under the plan. We issue new shares of common stock to satisfy stock option exercises.

Nonqualified and incentive stock options and shares of restricted stock have been granted to our officers, outside directors and specified associates under the stock incentive plan. Stock options granted under the plan may not be issued with an exercise price less than the fair market value of the common stock on the date the option is granted. Stock options become exercisable as determined at the date of grant by the Compensation Committee of our Board of Directors. The options expire 5 to 10 years after the grant date unless an earlier expiration date is set at the time of grant. The options vest 1 to 4 years after the date of grant. Shares of restricted stock granted under the plan are subject to vesting criteria determined by the Compensation Committee of our Board of Directors at the time the shares are granted and have a minimum vesting period of three years from the date of grant. Restricted shares granted have voting and dividend rights, regardless of whether the shares are vested or unvested. The restricted stock grants issued to date vest 3 years after the date of grant.

The fair value of each stock option grant was estimated as of the date of grant using the Black-Scholes pricing model. The resulting compensation cost for fixed awards with graded vesting schedules is amortized on a straight-line basis over the vesting period for the entire award. The expected term of awards granted is determined based on historical experience with similar awards, giving consideration to the contractual terms and vesting schedules. The expected volatility is determined based on our historical stock prices over the most recent period commensurate with the expected term of the award. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term commensurate with the expected term of the award. Expected pre-vesting option forfeitures are based primarily on historical data. The fair value of each restricted stock grant was based on the market price of the underlying common stock as of the date of grant. The resulting compensation cost is amortized on a straight line basis over the vesting period. We record stock based compensation only for those awards that are expected to vest.

As of June 30, 2013, there was $550,000 of total unrecognized compensation cost related to stock options granted under the plan. This cost is expected to be recognized over a weighted average period of 10 months. As of June 30, 2013, there was $479,000 of total unrecognized compensation cost related to unvested restricted stock grants outstanding under the plan. This cost is expected to be recognized over a weighted average period of 11 months. Total unrecognized compensation cost will be adjusted for any future changes in estimated and actual forfeitures.

Cash received from option exercises was $770,000 in 2013 and $28,000 in each of fiscal year 2012 and 2011. The related income tax benefit was $421,000 in 2013, $9,000 in 2012 and $18,000 in 2011, respectively.

The intrinsic value of stock options exercised and the fair value of stock options vested were as follows (in thousands of dollars):

	Years Ended
	June 30, 2013	July 1, 2012	July 3, 2011
Intrinsic value of options exercised	$1,110	$26	$44
Fair value of stock options vested	$266	$268	$293

The grant date fair values and assumptions used to determine compensation expense were as follows:

Options Granted During	2013		2012		2011
Weighted average grant date fair value:
Options issued at grant date market value	n/a		n/a		n/a
Options issued above grant date market value	$10.48	$	10.29	$	7.48
Assumptions:
Risk free interest rates	0.95%		1.23%		1.08%
Expected volatility	57.58%		59.88%		59.89%
Expected dividend yield	1.69%		1.74%		1.54%
Expected term (in years)	6.0		6.0		4.0

The range of options outstanding as of June 30, 2013 was as follows:

	Number of Options Outstanding/ Exercisable		Weighted Average Exercise Price Outstanding/ Exercisable	Weighted Average Remaining Contractual Life Outstanding (In Years)
$10.92-$25.64	224,955/93,455	$	20.34/$14.84	6.3
$56.08-$63.25	46,500/46,500	$	60.33/$60.33	1.2
		$	27.19/$29.95

Income Taxes: Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and operating loss carryforwards are expected to be recovered, settled or utilized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. We recognize the benefit of an income tax position only if it is more likely than not (greater than 50 percent) that the tax position will be sustained upon tax examination, based solely on the technical merits of the tax position. Otherwise, no benefit is recognized. The tax benefits recognized are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement. Additionally, we accrue interest and related penalties, if applicable, on all tax exposures for which reserves have been established consistent with jurisdictional tax laws. Interest and penalties on uncertain tax positions are classified in the Provision for Income Taxes in the Consolidated Statements of Income and Comprehensive Income (Loss).